MML SERIES INVESTMENT FUND

Supplement dated June 6, 2014 to the

Statements of Additional Information, each dated May 1, 2014

This supplement provides new and additional information beyond that contained in the Statements of Additional Information (“SAIs”). It should be retained and read in conjunction with the SAIs.

Effective immediately, the following information replaces similar information found on page B-48 in the section titled Management of MML Trust:

Nabil N. El-Hage	Trustee of MML Trust
100 Bright Meadow Blvd.
Enfield, CT 06082
Age: 55
Trustee since 2012
Trustee of 91 portfolios in fund complex

Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School; Director (since 2011), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company).

Effective immediately, the following information replaces similar information found on page B-52 in the section titled Management of MML Trust:

Each Trustee of MML Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of MML Trust that an exception to the retirement policy of MML Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attains the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L7352-14-01

SAI L8086-14-01